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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 5, 2002
                                                 -------------------------------



                         Tarragon Realty Investors, Inc.
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             (Exact name of registrant as specified in its charter)




           Nevada                       0-8003                   94-2432628
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(State or other jurisdiction         (Commission               (IRS Employer
of Incorporation)                    File Number)            Identification No.)




               1775 Broadway, 23rd Floor, New York, New York 10019
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code 212-949-5000
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          (Former name or former address, if changed since last report)



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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 5, 2002, Tarragon Realty Investors, Inc. ("Tarragon" or the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors, and selected Grant Thornton, LLP to serve as the Company's independent auditors for the year ending December 31, 2002. The decision to change auditors was recommended by the Audit Committee and approved by the Board of Directors of the Company.

         During the fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through March 31, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such years; and there are no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

         The Company has delivered to Arthur Andersen a copy of the foregoing disclosures. The Company has requested, but has not yet received (and doubts that the Company can obtain any such letter after reasonable efforts) as of the time of filing of this Form 8-K, a letter from Arthur Andersen stating their agreement with such statements. The Company is aware of Item 304 (t) of Regulation S-K which provides that if an issuer has not yet received that letter and cannot obtain it after reasonable efforts, compliance with Item 304 (a) (3) as to such letter is not required. During the fiscal years ended December 31, 2001 and 2000, and through the date of the Company's decision, the Company did not consult with Grant Thornton, LLP with respect to the application of accounting principles to a specified transaction either completed or proposed for the type of audit opinion that might be rendered on a Company's financial statements or any other matters or reportable events as set forth in Item 304
(a) (2) (i) and (ii) of Regulation S-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:  August 8, 2002         TARRAGON REALTY INVESTORS, INC.


                                        By: /s/  Erin D. Pickens
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                                                 Erin D. Pickens, Executive Vice
                                                 President and Chief Financial
                                                 Officer